                                 EXHIBIT  28.1

           Collateral Term Sheets provided by Bear Stearns & Co. Inc.



                             [Begins on Next Page]

FIRSTPLUS HOME LOAN OWNER TRUST 1996-4
Information Relating to the Notes and Certificates (page 1 of 4)

TRANSACTION SUMMARY (a), (b)

---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------
                                               ESTIMATED     ESTIMATED    ESTIMATED    ESTIMATED
                                                  WAL        MODIFIED     PRINCIPAL    PRINCIPAL       EXPECTED
                  APPROXIMATE                 TO MATURITY    DURATION      LOCKOUT       WINDOW         RATINGS
  CERTIFICATE        SIZE         COUPON        (YEARS)       (YEARS)     (MONTHS)      (MONTHS)     (MOODY'S/S&P)
---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------
CLASS A-1        $ 100,750,000     Fixed            0.80         0.75         none            20        Aaa/AAA (b)
CLASS A-2        $  37,740,000     Fixed            2.00         1.82           19            10        Aaa/AAA (b)
CLASS A-3        $  50,270,000     Fixed            3.00         2.64           28            16        Aaa/AAA (b)
CLASS A-4        $  27,520,000     Fixed            4.00         3.41           43            10        Aaa/AAA (b)
CLASS A-5        $  37,100,000     Fixed            5.00         4.12           52            17        Aaa/AAA (b)
CLASS A-6        $  56,620,000     Fixed            7.00         5.34           68            34        Aaa/AAA (b)
CLASS A-7        $  44,340,000     Fixed           10.00         6.86          101            41        Aaa/AAA (b)
CLASS A-8        $  21,950,000     Fixed           13.00         7.93          141            31        Aaa/AAA (b)
CLASS A-9        $  23,710,000     Fixed           16.91         8.97          171            85        Aaa/AAA (b)
---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------

NOTES:   (a)      100% Prepayment Assumption: 2.0% CPR in month 1, and an
                  additional 0.9636% per annum in each month thereafter until month 12. On and after month 12, 12.6% CPR.

         (b)      MBIA surety bond.

CLASS A-1 (TO MATURITY)

------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%      6.30%       9.45%     12.60%      15.75%      18.90%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                         3.36       1.18        0.94       0.80        0.71        0.65
MODIFIED DURATION (YEARS)                    2.81       1.09        0.88       0.75        0.67        0.62
FIRST PRINCIPAL PAYMENT                  12/10/96   12/10/96    12/10/96   12/10/96    12/10/96    12/10/96
LAST PRINCIPAL PAYMENT                    8/10/04    8/10/99    11/10/98    7/10/98     4/10/98     2/10/98
PRINCIPAL LOCKOUT (MONTHS)                   none       none        none       NONE        none        none
PRINCIPAL WINDOW (MONTHS)                      93         33          24         20          17          15
ILLUSTRATIVE YIELD @ PAR (30/360)          6.042%     5.958%      5.925%     5.896%      5.872%      5.852%
------------------------------------------------------------------------------------------------------------

CLASS A-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%      6.30%       9.45%     12.60%      15.75%      18.90%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                         8.83       3.37        2.50       2.00        1.67        1.45
MODIFIED DURATION (YEARS)                    6.58       2.95        2.25       1.82        1.54        1.34
FIRST PRINCIPAL PAYMENT                   8/10/04    8/10/99    11/10/98    7/10/98     4/10/98     2/10/98
LAST PRINCIPAL PAYMENT                   10/10/06   12/10/00    12/10/99    4/10/99    11/10/98     8/10/98
PRINCIPAL LOCKOUT (MONTHS)                     92         32          23         19          16          14
PRINCIPAL WINDOW (MONTHS)                      27         17          14         10           8           7
ILLUSTRATIVE YIELD @ PAR (30/360)          6.318%     6.289%      6.273%     6.256%      6.241%      6.226%
------------------------------------------------------------------------------------------------------------

                              [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

FIRSTPLUS HOME LOAN OWNER TRUST 1996-4
Information Relating to the Notes and Certificates (page 2 of 4)


CLASS A-3 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%      6.30%       9.45%     12.60%      15.75%      18.90%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        11.13       5.06        3.78       3.00        2.49        2.13
MODIFIED DURATION (YEARS)                    7.71       4.18        3.25       2.64        2.23        1.93
FIRST PRINCIPAL PAYMENT                  10/10/06   12/10/00    12/10/99    4/10/99    11/10/98     8/10/98
LAST PRINCIPAL PAYMENT                    3/10/09   12/10/02     6/10/01    7/10/00    11/10/99     6/10/99
PRINCIPAL LOCKOUT (MONTHS)                    118         48          36         28          23          20
PRINCIPAL WINDOW (MONTHS)                      30         25          19         16          13          11
ILLUSTRATIVE YIELD @ PAR (30/360)          6.496%     6.478%      6.467%     6.456%      6.445%      6.433%
------------------------------------------------------------------------------------------------------------


CLASS A-4 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%      6.30%       9.45%     12.60%      15.75%      18.90%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        12.82       6.66        5.03       4.00        3.31        2.82
MODIFIED DURATION (YEARS)                    8.42       5.23        4.15       3.41        2.88        2.49
FIRST PRINCIPAL PAYMENT                   3/10/09   12/10/02     6/10/01    7/10/00    11/10/99     6/10/99
LAST PRINCIPAL PAYMENT                    3/10/10    3/10/04     5/10/02    4/10/01     7/10/00    12/10/99
PRINCIPAL LOCKOUT (MONTHS)                    147         72          54         43          35          30
PRINCIPAL WINDOW (MONTHS)                      13         16          12         10           9           7
ILLUSTRATIVE YIELD @ PAR (30/360)          6.610%     6.599%      6.590%     6.582%      6.573%      6.564%
------------------------------------------------------------------------------------------------------------


CLASS A-5 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%      6.30%       9.45%     12.60%      15.75%      18.90%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        13.99       8.15        6.26       5.00        4.14        3.52
MODIFIED DURATION (YEARS)                    8.83       6.09        4.95       4.12        3.50        3.04
FIRST PRINCIPAL PAYMENT                   3/10/10    3/10/04     5/10/02    4/10/01     7/10/00    12/10/99
LAST PRINCIPAL PAYMENT                    7/10/11    1/10/06     1/10/04    8/10/02     8/10/01    12/10/00
PRINCIPAL LOCKOUT (MONTHS)                    159         87          65         52          43          36
PRINCIPAL WINDOW (MONTHS)                      17         23          21         17          14          13
ILLUSTRATIVE YIELD @ PAR (30/360)          6.724%     6.716%      6.709%     6.702%      6.695%      6.688%
------------------------------------------------------------------------------------------------------------

                              [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

FIRSTPLUS HOME LOAN OWNER TRUST 1996-4
Information Relating to the Notes and Certificates (page 3 of 4)

CLASS A-6 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%      6.30%       9.45%     12.60%      15.75%      18.90%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        16.23      10.79        8.61       7.00        5.82        4.96
MODIFIED DURATION (YEARS)                    9.38       7.31        6.24       5.34        4.62        4.04
FIRST PRINCIPAL PAYMENT                   7/10/11    1/10/06     1/10/04    8/10/02     8/10/01    12/10/00
LAST PRINCIPAL PAYMENT                    8/10/14    6/10/09     3/10/07    5/10/05     1/10/04    12/10/02
PRINCIPAL LOCKOUT (MONTHS)                    175        109          85         68          56          48
PRINCIPAL WINDOW (MONTHS)                      38         42          39         34          30          25
ILLUSTRATIVE YIELD @ PAR (30/360)          7.084%     7.079%      7.075%     7.070%      7.065%      7.060%
------------------------------------------------------------------------------------------------------------

CLASS A-7 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%      6.30%       9.45%     12.60%      15.75%      18.90%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        18.63      14.04       11.91      10.00        8.47        7.26
MODIFIED DURATION (YEARS)                    9.89       8.51        7.70       6.86        6.10        5.45
FIRST PRINCIPAL PAYMENT                   8/10/14    6/10/09     3/10/07    5/10/05     1/10/04    12/10/02
LAST PRINCIPAL PAYMENT                    5/10/16   10/10/12     8/10/10    9/10/08     1/10/07     8/10/05
PRINCIPAL LOCKOUT (MONTHS)                    212        150         123        101          85          72
PRINCIPAL WINDOW (MONTHS)                      22         41          42         41          37          33
ILLUSTRATIVE YIELD @ PAR (30/360)          7.332%     7.329%      7.327%     7.324%      7.320%      7.317%
------------------------------------------------------------------------------------------------------------

CLASS A-8 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%      6.30%       9.45%     12.60%      15.75%      18.90%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        20.42      17.08       14.86      13.00       11.29        9.81
MODIFIED DURATION (YEARS)                    9.95       9.18        8.55       7.93        7.28        6.64
FIRST PRINCIPAL PAYMENT                   5/10/16   10/10/12     8/10/10    9/10/08     1/10/07     8/10/05
LAST PRINCIPAL PAYMENT                   12/10/18    3/10/15     4/10/13    3/10/11     8/10/09     1/10/08
PRINCIPAL LOCKOUT (MONTHS)                    233        190         164        141         121         104
PRINCIPAL WINDOW (MONTHS)                      32         30          33         31          32          30
ILLUSTRATIVE YIELD @ PAR (30/360)          7.785%     7.783%      7.781%     7.780%      7.778%      7.775%
------------------------------------------------------------------------------------------------------------

                              [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

FIRSTPLUS HOME LOAN OWNER TRUST 1996-4
Information Relating to the Notes and Certificates (page 4 of 4)


CERTIFICATES (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%        50%        75%       100%       125%       150%
RAMP TO                                           0%      6.30%      9.45%     12.60%     15.75%     18.90%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                           23.55      20.28      18.67      16.91      15.25      13.67
MODIFIED DURATION (YEARS)                      10.31       9.73       9.40       8.97       8.51       8.02
FIRST PRINCIPAL PAYMENT                     12/10/18    3/10/15    4/10/13    3/10/11    8/10/09    1/10/08
LAST PRINCIPAL PAYMENT                       9/10/21    1/10/21   12/10/19    3/10/18    5/10/16    4/10/15
PRINCIPAL LOCKOUT (MONTHS)                       264        219        196        171        152        133
PRINCIPAL WINDOW (MONTHS)                         34         71         81         85         82         88
ILLUSTRATIVE YIELD @ PAR (30/360)             8.012%     8.011%     8.010%     8.009%     8.008%     8.007%
------------------------------------------------------------------------------------------------------------


** CLASS A-8 (TO 10% CLEAN-UP CALL)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%        50%        75%       100%       125%       150%
RAMP TO                                           0%      6.30%      9.45%     12.60%     15.75%     18.90%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                           19.96      16.80      14.50      12.71      10.98       9.51
MODIFIED DURATION (YEARS)                       9.86       9.11       8.44       7.83       7.15       6.51
FIRST PRINCIPAL PAYMENT                      5/10/16   10/10/12    8/10/10    9/10/08    1/10/07    8/10/05
LAST PRINCIPAL PAYMENT                       2/10/17    1/10/14    9/10/11   12/10/09    3/10/08    9/10/06
PRINCIPAL LOCKOUT (MONTHS)                       233        190        164        141        121        104
PRINCIPAL WINDOW (MONTHS)                         10         16         14         16         15         14
ILLUSTRATIVE YIELD @ PAR (30/360)             7.784%     7.783%     7.781%     7.779%     7.777%     7.774%
------------------------------------------------------------------------------------------------------------


** CERTIFICATES (TO 10% CLEAN-UP CALL)

------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%      6.30%       9.45%     12.60%      15.75%      18.90%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        20.22      17.13       14.80      13.05       11.30        9.80
MODIFIED DURATION (YEARS)                    9.74       9.06        8.42       7.85        7.20        6.57
FIRST PRINCIPAL PAYMENT                   2/10/17    1/10/14     9/10/11   12/10/09     3/10/08     9/10/06
LAST PRINCIPAL PAYMENT                    2/10/17    1/10/14     9/10/11   12/10/09     3/10/08     9/10/06
PRINCIPAL LOCKOUT (MONTHS)                    242        205         177        156         135         117
PRINCIPAL WINDOW (MONTHS)                       1          1           1          1           1           1
ILLUSTRATIVE YIELD @ PAR (30/360)          8.011%     8.009%      8.008%     8.006%      8.004%      8.001%
------------------------------------------------------------------------------------------------------------

                              [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

FIRSTPLUS HOME LOAN OWNER TRUST 1996-4
Information Relating to the Collateral

                            FIXED RATE MORTGAGE LOANS
     Preliminary characteristics of the Initial Mortgage Loans as of 11/1/96

TOTAL NUMBER OF LOANS:                                         12,209

TOTAL OUTSTANDING LOAN BALANCE:                          $350,496,032

       BALLOON (% OF TOTAL):                                     none

       LEVEL PAY (% OF TOTAL):                                 100.00%

AVERAGE LOAN PRINCIPAL BALANCE:                          $     28,708     ($53 to $80,000)

WEIGHTED AVERAGE COUPON:                                        14.51%    (10.99% to 20.49%)

WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):             226     (35 to 300)

WEIGHTED AVERAGE SEASONING (MONTHS):                                2     (0 to 63)

WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                          228     (36 to 300)

RANGE OF ORIGINAL TERMS:             LEVEL PAY
                            --------------------------
                              1 - 119:            0.74%
                            120 - 179:            4.42%
                            180 - 239            27.49%
                            240 - 300:           67.34%

LOAN TYPE: "Buster" Plus (Up to 60% Debt Consolidation with remainder HI)    41%
           "Debt Buster" (Up to 100% Debt Consolidation)                     59%

FICO SCORES
   PERCENT OF MORTGAGE LOAN POOL WITH FICO SCORES:                          100%
   WA FICO SCORE (BASED ON MORTGAGE LOANS WITH FICO SCORES):                668
   PERCENT OF MORTGAGE LOAN POOL WITH FICO SCORE OF MORE THAN 640:           78%

LIEN POSITION:                                       1st Lien:             0.94%
                                                     Junior Lien:         99.06%

GEOGRAPHIC DISTRIBUTION:                           47 states
                                                         CA:      55.22%
                                                         FL:       7.34%
                                                         AZ:       5.98%
                                                         CO:       5.36%
                                                         NV:       4.18%
                                                      Other:      21.92%


 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                                                             [BEAR STEARNS LOGO]